Exhibit 4.1

COMMON STOCK	COMMON STOCK

See reverse for

certain definitions

Buffalo Wild Wings, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

CUSIP  119848  10  9

THIS CERTIFIES that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

Buffalo Wild Wings, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by the facsimile signatures of its  duly authorized officers.

Dated:

SECRETARY	CHIEF EXECUTIVE OFFICER

COUNTERSIGNED:

CONTINENTAL STOCK TRANSFER & TRUST CO.

JERSEY CITY, NJ

TRANSFER  AGENT  AND  REGISTRAR

BY

AUTHORIZED  SIGNATURE

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	— — —	as tenants in common as tenants by entireties as joint tenants with right of survivorship and not as tenants in common	UTMA	—	Custodian (Cust) (Minor) under Uniform Transfer to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

                                                                                                    Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                 Attorney

to transfer the said stock on the books of the within-named

Corporation with full power of substitution in the premises

Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed